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                                  EXHIBIT 16.1

                    [CROUCH, BIERWOLF & CHISHOLM LETTERHEAD]





                                  July 25, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

We have read Item 4 of RateXchange Corporation's Form 8-K, dated July 20, 2000 and agree with the statements contained therein.

                                       Sincerely,

                                       /s/ CROUCH, BIERWOLF & CHISHOLM